ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

January 2014

onelibertyproperties.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and in particular the section entitled "Item 1A, Risk Factors". You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

One Liberty Highlights

- High quality portfolio primarily of net leased properties with stable occupancy and diversified tenants
- Disciplined acquisition and disposition track record through economic cycles
- Deep management team with extensive real estate and finance experience
- Insider ownership in excess of 20%, aligning management with stockholders
- Strong balance sheet, with ample access to capital
- Attractive, well-covered dividend yield

Financial & Portfolio Summary

Number of Properties (1):	109
Current Occupancy (12/31/13):	99% +
Current Market Cap:	$316 million
Total Enterprise Value (2):	$608 million
Shares Outstanding:	15.7 million
Dividend Yield (3):	7.35%

(1) Includes five properties owned by unconsolidated joint ventures
(2) Enterprise value means the sum of OLP's market cap, debt less cash plus non-controlling interests and our share of debt in unconsolidated subsidiaries
(3) Based on stock price of $20.13 as of 12/31/13

Experienced Management Team

ONE LIBERTY PROPERTIES, INC.

Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie • Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. *COO & EVP*	• Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) • Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP & CFO*	• Senior Vice President and Chief Financial Officer since 1990 • Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould *Chairman*	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 • Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould *Vice Chairman*	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 • Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 • Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998

Properties By Sector

Type of Property	Number of Properties	Amount of 2014 Contractual Rental Income (1)	Percentage of 2014 Contractual Rental Income
Retail	84	$31,381,156	57.5%
Industrial	13	$9,863,982	18.1%
Flex	3	$3,706,785	6.8%
Office	2	$3,423,441	6.3%
Health & Fitness	5	$2,961,524	5.4%
Other	2	$3,243,088	5.9%
	109	$54,579,976	100.0%

Recent Acquisitions


FedEx
FedEx Express – Indianapolis, IN


LA FITNESS
LA Fitness – Secaucus, NJ

(1) Our 2014 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, rental income that is payable to us in 2014 under leases existing at 12/31/13, including our $1.4 million share of the rental income payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals and amortization of intangibles

Diversified Geographic Footprint

109 properties in 29 states (6.6 million square feet)


Retail
Office
Industrial
Flex
Health & Fitness
Other

Highest State Concentration by Square Footage

State	Number of Properties	Square Footage	% of Total Square Footage
South Carolina	4	1,046,528	15.9%
Wisconsin	2	991,604	15.0%
Texas	12	532,784	8.1%
Georgia	13	473,948	7.2%
New York	9	445,879	6.8%
Pennsylvania	9	383,404	5.8%
	49	3,874,147	58.8%

Diversified Tenant Base

Top Tenants

Tenant	Number of Properties	2014 Contractual Rental Income	Percent of Contractual Rental Income	S&P Credit Rating (1)
Haverty Furniture Companies, Inc. (NYSE: HVT)	11	$4,568,723	8.4%	Not Rated
Office Depot, Inc. (NYSE: ODP)	9	$3,623,175	6.6%	B-, Outlook Stable
LA Fitness International, LLC	3	$2,880,338	5.3%	Not Rated
Northern Tool & Equipment	1	$2,657,291	4.9%	B+, Outlook Stable
Ferguson Enterprises, Inc.	1	$2,466,630	4.5%	Not Rated
DSM Nutritional Products, Inc.	1	$2,248,281	4.1%	A, Outlook Stable
	26	$18,444,438	33.8%	

(1) Source: S&P Website, www.standardandpoors.com, as of 12/31/2013

Well-Balanced Lease Expirations

Year Ending December 31,	Number of Expiring Leases	2014 Contractual Rental Income Under Expiring Leases	% of 2014 Contractual Rental Income Represented by Expiring Leases	Approximate Square Feet Subject To Expiring Leases	% of Square Feet Represented by Expiring Leases
2014 (1)	12	$3,674,117	6.7%	677,233	10.3%
2015	9	$2,014,202	3.7%	206,006	3.1%
2016	14	$3,156,165	5.8%	358,042	5.5%
2017	9	$1,855,732	3.4%	109,450	1.7%
2018	18	$5,693,155	10.4%	397,266	6.0%
2019	6	$1,515,874	2.8%	196,502	3.0%
2020	7	$4,166,312	7.6%	181,674	2.8%
2021	7	$1,725,373	3.2%	231,520	3.5%
2022	9	$9,293,007	17.0%	2,082,409	31.7%
2023 & Beyond	30	$21,486,039	39.4%	2,126,968	32.4%
	121	$54,579,976	100.0%	6,567,070	100.0%

Lease Expiration Schedule

% of Contractual Rental Income vs. Number of Expiring Leases


40%
35%
30%
25%
20%
15%
10%
5%
0%
35
30
25
20
15
10
5
0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 & Beyond

(1) Four tenants with 2014 contractual rental income of $131,000 have advised us that they will be vacating at the expiration of their leases in January 2014. We are negotiating leases with respect to two of these properties and we entered into a contract to sell the other two properties which we anticipate will close during Q1 2014. The annualized 2014 contractual rental income for these four tenants is $1,780,000

Solid Revenue Growth and Acquisition Track Record

- Acquired $107.5 million properties in 2013
- Current pipeline of diverse opportunities in excess of $250 million
- Transactions sourced through relationships, developers, partners and brokers



Total Revenue (1)
($ in millions)
$55
$50
$45
$40
$35
$30
$25
$20
$32.4
$36.1
$37.6
$41.8
$44.8
$50.1
2008
2009
2010
2011
2012
2013



Acquisitions Per Year
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$62.0
$0.0
$72.3
$28.0
$44.6
$107.5
2008
2009
2010
2011
2012
2013

(1) 2013 total revenue is calculated by annualizing revenues for the 9 months ended 9/30/2013

2013 Acquisitions

Date Acquired	Property Type	Tenant	City	State	Lease Expiration	Purchase Price	GAAP Yield (1)	Financing Information (at the time of purchase)	Mortgage Loan Expiration	Interest Rate
3/22/2013	Retail	Kmart	Clemmons	NC	4/30/2018	$4,640,000	11.2% (2)	All Cash		
7/1/2013	Flex	Shutterfly	Fort Mill	SC	6/30/2023	$15,500,000	7.2%	$9,300,000 mortgage	7/1/2023	4.562%
7/30/2013	Restaurant	Texas Land & Cattle	Killeen	TX	7/31/2025	$2,020,000	9.7%	All Cash		
8/1/2013	Restaurant	Hooters	Concord	NC	12/31/2032	$2,469,000	8.7%	All Cash		
8/6/2013	Assisted Living	TRISUN	Round Rock	TX	8/1/2027	$22,800,000	9.6%	$15,275,000 mortgage	8/6/2023	5.375%
9/3/2013	Restaurant	Hooters	Myrtle Beach	SC	12/31/2032	$2,635,000	8.8%	All Cash		
9/12/2013	Restaurant	Joe's Crab Shack	Ann Arbor	MI	3/31/2027	$2,980,000	8.2%	All Cash		
9/13/2013	Industrial	FedEx Express	Indianapolis	IN	2/28/2023	$9,270,000	7.3%	All Cash		
9/18/2013	Industrial	Northern Tool & Equipment	Fort Mill	SC	4/30/2029	$39,195,000	7.5%	$27,300,000 mortgage	4/1/2029	4.875%
12/3/2013	Restaurant	TGI Friday's (3)	Richmond Greensboro	VA NC	11/30/2033	$6,020,000	8.3%	All Cash		
						$107,529,000				

(1) GAAP Yield represents contractual rental income plus straight line rent accruals divided by the purchase price
(2) Represents the GAAP yield earned by our consolidated joint venture in which we have a 90% interest
(3) Two TGI Friday restaurants are under one unitary master lease

Acquisition Case Study – Flex

- Acquired a production & distribution facility in Fort Mill, SC in July 2013 net leased to Shutterfly, Inc. (NASDAQ: SLFY)
- 14 miles southwest of downtown Charlotte
- Adjacent to Interstate 77 featuring daily traffic counts over 92,000 daily
- Building is 303,188 square feet on 39.74 acres of land

Purchase Price	$15,500,000
Mortgage (at the time of purchase)	($9,300,000)
Net Equity Invested	$6,200,000
Year 1 Rental Income	$1,023,155
Year 1 Interest Expense - 4.562%	($430,399)
Net cash to OLP	$592,756
Return on Equity	***9.56%***


SHUTTERFLY


Huntersville
Charlotte
Matthews
Pineville
Rock Hill


SUBJECT PROPERTY
2200 Carolina Place Drive, Fort Mill, SC
Shutterfly
CVS
Lowe's
I-77 92,000 Traffic Count
N

Acquisition Case Study – Retail

- A 90% OLP controlled joint venture acquired a Kmart retail store in Clemmons, NC in March 2013 net leased to Kmart Corporation (S&P Rated CCC+)
- Located at a major intersection off Interstate 40, 9 miles west of Winston-Salem
- Redevelopment potential
- Building is 96,725 square feet on 10.27 acres of land

Below represents the purchase price and yields for the venture

Purchase Price	$4,640,000
Mortgage(closed subsequent to purchase)	($2,552,000)
Net Equity Invested	$2,088,000
Year 1 Rental Income	$521,839
Year 1 Interest Expense - 3.55%	($89,897)
Net cash to OLP Joint Venture	$431,942
Return on Equity	***20.69%***


BIG K
Little Caesars Pizza Station


51,000 Daily Traffic
Village Inn and Conference Center
Morgan Elementary School Opened 2012
SUBJECT PROPERTY
2455 Lewisville-Clemmons Road Clemmons, NC
kmart
Novant Health
Clemmons Medical Center
50 Bed Hospital & 75,000 SF Medical Office Building
Presently under construction
Aaron's
BIG LOTS!
Lowes Foods
STAPLES
CATO
WELLS FARGO
23,800 Daily Traffic
BB&T
goodwill
CVS pharmacy
Walgreens
Clemmons
N

Acquisition Case Study – Industrial

- Acquired a distribution facility in Fort Mill, SC in September 2013 net leased to Northern Tool & Equipment (S&P rated B+)
- 18 miles south of downtown Charlotte
- The class A building features 30' clear heights throughout, 92 dock doors, 2 bay doors, and 2 drive doors
- Building is 701,595 square feet on 40 acres of land

Purchase Price	$39,195,000
Mortgage (at the time of purchase)	($27,300,000)
Net Equity Invested	$11,895,000
Year 1 Rental Income	$2,630,981
Year 1 Interest Expense - 4.875%	($1,319,791)
Net cash to OLP	$1,311,190
Return on Equity	***11.02%***




Huntersville
Charlotte
Matthews
Mint Hill
Indian Trail
Weddington
Fort Mill
Rock Hill
Waxhaw
Tega Cay
Mt Holly
I-77 90,000 Traffic Count
SUBJECT PROPERTY
1850 Banks Road, Fort Mill, SC
NORTHERN
Energizer
New 877,200 SF D.C Facility under Construction
ROSS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N

Strong Balance Sheet

Gross Assets(1):	$639.7 million
Total Debt/Gross Assets(2):	48.3%
Fixed Rate Debt:	92.4%
Debt Service Coverage Ratio(3):	2.27
Fixed Charge Coverage Ratio(3):	1.84
FFO Payout:	88.75%
Return on Equity(4):	7.90%
Return on Invested Capital(5):	6.67%

- Liquidity available to acquire in excess of $150 million of properties
- $51.75 million available on a $75 million Line of Credit as of December 31, 2013

(1) Gross assets represents total assets as of 9/30/13 plus accumulated depreciation of $70.1 million
(2) Total debt represents total debt as of 9/30/13 plus $9 million, representing our 50% share of debt of our unconsolidated joint ventures
(3) Calculated in accordance with the credit facility
(4) Return on Equity represents net income as a percentage of average equity
(5) Return on Invested Capital represents recurring EBITDA as a percentage of average assets before accumulated depreciation. A reconciliation of net income, as determined in accordance with GAAP, to recurring EBITDA may be found at the end of this presentation

Laddered Debt Maturities

- Weighted average interest rate of 5.2% on fixed rate debt
- There is approximately $8.1 million ($0.52 per share) of scheduled amortization of mortgages for the 12 months ending December 31, 2014



Balloon Payments Due For the Twelve Months Ending December 31
($ in millions)
$80
$60
$40
$20
$0
$28.6
$14.1
$25.7
$37.3
$13.8
$64.8
2014
2015
2016
2017
2018
2019 & Beyond

Stable Operations and Well Covered Dividend


Historical FFO Per Share (1)
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.58
$1.61
$1.59
$1.60
2010
2011
2012
2013


Historical AFFO Per Share (1)
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.48
$1.51
$1.51
$1.53
2010
2011
2012
2013


Dividend History
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.23
$1.32
$1.34
$1.42
2010
2011
2012
2013

(1) A reconciliation of net income per share, as determined in accordance with GAAP, to FFO per share and AFFO per share may be found at the end of this presentation. FFO and AFFO for 2013 represents the annualized results based on the nine months ended 9/30/13.

Top Tenants Profiles

Havertys Furniture – Tenant Profile

- Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT)
- Represents 8.4% of 2014 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 119 showrooms in 16 states in the Southern and Midwestern regions
- Havertys has weathered many economic cycles, from recessions to depressions to boom times
- During the first nine months of 2013, reported comparable store sales are up 11.5% on an aggregate basis over the first nine months of 2012
- As of September 30, 2013 total assets of $411 million and net worth of $281 million
- Net income for the nine months ended September 30, 2013 is $22.6 million.

- 11 properties aggregating 612,130 square feet
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA
- Properties subject to a unitary lease which expires in 2022
- The rent per square foot on the portfolio is $7.46



Havertys – Cedar Park (Austin), TX

Source: Tenant's website

Representative Havertys – Cedar Park (Austin), TX

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 85,503
  - Average HH Income: $82,293
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.


Lakeline Mall
Simon Owned
1.1 Million SF
macy's
Dillard's
JCPenney
Sears
BED BATH & BEYOND
SPORTS AUTHORITY
KOHL'S
TARGET
Michaels
BARNES & NOBLE
PETCO
183
T.J.maxx
Party City
OLD NAVY
TOYS R US
WORLD MARKET
SUBJECT PROPERTY
HAVERTYS
PETSMART
BEST BUY
OfficeMax
ULTA
ROSS
LOWE'S
WAL-MART SUPERCENTER


SUBJECT PROPERTY
HAVERTYS
Cedar Park
Round Rock
Brushy Creek
Anderson Mill
Jollyville
Windemere
Wells Branch
Pflugerville
Hudson Bend
Lago Vista
Rusty Allen Airport
Bee Cave
West Lake Hills
Austin
Rollingwood
Barton Creek
Lost Creek
Sunset Valley
Del Valle
Austin-Bergstrom International Airport
Bear Creek
Shady Hollow

Representative Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 55,806
  - Average HH Income: $98,991
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Turnpike, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath and Beyond, Staples and PetSmart.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
Sears
JCPenney
BARNES & NOBLE
GANDER
BEST BUY
hhgregg
T.J.maxx
DSW
Office DEPOT
PETSMART
STAPLES
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Short Pump
Glen Allen
Mechanicsville
Tuckahoe
Richmond
Midlothian
Bon Air
SUBJECT
PROPERTY
HAVERTYS
Chesterfield Court House

Office Depot – Tenant Profile

- Tenant: Office Depot, Inc. (NYSE: ODP)
- Represents 6.6% of 2014 contractual rental income.
- Leading global provider of office products and services
- On November 5, 2013 OfficeMax merged with and into Office Depot
- The combined entity has more than 2,200 retail stores in 59 countries and employ 66,000 employees
- ODP is rated by S&P B- with a stable outlook
- The combined entity estimates annual cost synergies between $400-$600 million
- The combined entity would have had revenue of $17 billion for the 12 months ended September 28, 2013

- 9 properties representing 222,395 square feet

  % of 2014 Contractual Rental Income
  - Chicago, IL: 1.1%
  - Kennesaw (Atlanta), GA: 1.0%
  - Cary (Raleigh-Durham), NC: 0.8%
  - El Paso, TX: 0.7%
  - Eugene, OR: 0.7%
  - Athens, GA : 0.4%
  - Lake Charles, LA: 0.4%

  Former Office Max locations
  - Naples, FL: 1.0%
  - Batavia, NY: 0.5%

- The first 5 locations listed above are subject to similar leases which expire in 2018 and are monetarily cross defaulted.


Office DEPOT

Office Depot – Cary, NC

Source: Tenant's website

Representative Office Depot – Chicago, IL

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 19 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 533,545
  - Average HH Income: $90,264
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
SUBJECT
PROPERTY
Office DEPOT
Jewel-Osco
Costco
Dominick's
Marshalls
Sports Authority


SUBJECT
PROPERTY
Office DEPOT
Chicago
Oak Park

Representative Office Depot – Cary, NC

- Building: 33,490 SF on 2.68 acres. Built in 1995. Office Depot has operated at this location for more than 18 years.
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 66,227
  - Average HH Income: $74,987
- Location: 2011 Walnut Street, Cary, NC; 5 miles west of downtown Raleigh
- Situated at the intersection of Interstate 40 (featuring average daily traffic of 103,000 cars) and the Cary Parkway (featuring average daily traffic of 128,000 cars)
- The property is located in a diverse retail area that features many national retailers including: Lowe's, Target, Home Depot, Regal Cinemas, Toys R Us, Best Buy, Ross, Dick's Sporting Goods, Bed Bath & Beyond, DSW Shoe Warehouse, Marshalls, Petco, Michaels, Pier 1 Imports, and Old Navy


SUBJECT PROPERTY
Office DEPOT
DSW
Marshalls
REGAL CINEMAS
Crossroads Blvd


SUBJECT PROPERTY
2011 Walnut Street,
Cary, North Carolina
Office DEPOT
Cary
Raleigh
Laurel Hills Park
JC Raulston Arboretum
University Plaza
Chavis Park
Lions Park
Walnut Street

LA Fitness – Tenant Profile

- Tenant: LA Fitness International LLC
- Represents 5.3% of 2014 contractual rental income.
- LA Fitness currently operates over 500 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA
- 3 properties representing 141,663 square feet

  % of 2014 Contractual Rental Income
  - Secaucus, NJ: 2.3%
  - Tucker, GA: 1.7%
  - Hamilton, OH: 1.3%


New York City
Harmon Meadow
SUBJECT PROPERTY
PLACE
Hartz
NYCE
Walmart
Marshalls
KOHL'S
SPORTS
Rt. 3 Exit
95

Aerial Photo of Secaucus, NJ

Representative LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.229 acres
- 3 Mile Demographics (Source: Sites USA 2013)
  - Population: 289,374
  - Average HH Income: $77,711
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- Located in the Harmon Meadow development featuring 2 million square feet of office space, 7 hotels, over 1 million square feet of retail, the Meadowlands exposition center, more than 15 restaurants, and a 14 scree stadium style movie theater
- Lease expires 2/28/2025
- Mortgage Debt: $9.8 million, which matures on 1/1/2025 at a fixed interest rate of 4.90%


LA FITNESS
SIGNATURE CLUB
LA FITNESS

LA Fitness – Secaucus, NJ

Source: Tenant's website

Northern Tool – Fort Mill, SC

- Tenant: Northern Tool & Equipment
- Represents 4.9% of 2014 contractual rental income
- A large United States distributor of industrial grade and personal use power tools and equipment
- Recently acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain
- Northern Tool and Equipment is rated by S&P B+ with a stable outlook

- Location: 1850 Banks Road, Fort Mill, SC
- Building: 701,595 square feet on 40 acres of land
- 3 Mile Demographics (Source: Sites USA, 2013)
  - Population: 24,874
  - Average HH Income: $64,657
- Lease expires 4/30/2029
- Mortgage Debt: $27.2 million, which matures on 4/1/2029 at a fixed interest rate of 4.875%
- The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate-77


Huntersville
Mt Holly
Charlotte
Mint Hill
Matthews
Indian Trail
Weddington
Rock Hill
Waxhaw
Traffic Count
SUBJECT PROPERTY
NORTHERN
Energizer
ROSS
West Marine



Northern Tool – Fort Mill, SC

Source: Tenant's website

Ferguson Enterprises – Baltimore, MD

- Tenant: Ferguson Enterprises, Inc.
- Represents 4.5% of 2014 contractual rental income
- One of the largest United States distributors of plumbing supplies, pipes, valves and fittings
- Ferguson is the largest and most profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $14.6 billion market cap.

- Location: 4501 Hollins Ferry Rd, Baltimore MD
- 5 miles south of downtown Baltimore
- Building: 367,000 square feet on 28 acres of land
- 3 Mile Demographics (Source: Sites USA, 2013)
  - –Population: 89,286
  - –Average HH Income: $59,840
- Lease expires 3/31/2022
- Mortgage Debt: $21.5 million, which matures on 1/1/2037 at a fixed interest rate of 5.79%


Baltimore
Catonsville
Dundalk
Glen Burnie
SUBJECT PROPERTY
FERGUSON


FERGUSON

Ferguson - Baltimore, MD

Source: Tenant's website

DSM Nutritional – Parsippany, NJ

- Tenant: DSM Nutritional Products, Inc.
- Represents 4.1% of 2014 contractual rental income
- Worldwide leading supplier of vitamins, carotenoids and other fine chemicals to the feed, food, pharmaceutical and personal care industries
- Lease guaranteed by Koninklijke DSM, N.V. (S&P Rated: A)
- US corporate headquarters for DSM

- Location: 45 Waterview Plaza, Parsippany, NJ
- Building: 106,6850 square foot Class A office building on 10.5 acres of land. Built in 1997
- 3 Mile Demographics (Source: Sites USA, 2013)
  - –Population: 61,058
  - –Average HH Income: $112,058
- Lease expires 8/31/2027
- Mortgage Debt: $13.8 million, which matures on 8/1/2017 at a fixed interest rate of 5.44%


Parsippany
Bloomfield
Newark
Jersey City
New York
West Orange
East Orange
Union City
North Bergen
Hoboken
Livingston
Montclair
Nutley
Kearny
Passaic
SUBJECT PROPERTY
DSM



DSM - Parsippany, NJ

Source: Tenant's website

GAAP Reconciliation

The following table provides a reconciliation of net income in accordance with GAAP to recurring EBITDA:

	QE 9/13	QE 6/13	QE 3/13	QE 12/12
Net income	**$ 3,211,000**	**$ 7,736,000**	**$ 3,450,000**	**$ 4,933,000**
Add: depreciation of properties	3,077,000	2,797,000	2,854,000	2,725,000
Add: interest expense	3,606,000	3,624,000	3,420,000	3,317,000
Deduct: gain on sales	-	(4,705,000)	-	(2,158,000)
Deduct: federal excise tax relating to gain on sales	(65,000)	126,000	-	290,000
Recurring EBITDA	**$ 9,829,000**	**$ 9,578,000**	**$ 9,724,000**	**$ 9,107,000**

The following table provides a reconciliation of net income per common share (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	2013 (1)	2012	2011	2010
Net income	**$ 1.24**	**$ 2.16**	**$ 0.96**	**$ 0.81**
Add: depreciation of properties	0.71	0.66	0.66	0.75
Add: our share of depreciation in unconsolidated joint ventures	0.04	0.06	0.05	0.05
Add: amortization of deferred leasing costs	0.01	0.01	0.01	-
Add: federal excise tax relating to gain on sales	-	0.02	-	-
Deduct: gain on sales of real estate	-	(1.32)	(0.07)	(0.02)
Deduct: gain on dispositions of real estate of unconsolidated joint ventures	(0.40)	-	-	(0.01)
Funds from operations	**1.60**	**1.59**	**1.61**	**1.58**
Deduct: straight line rent accruals and amortization of lease intangibles	(0.08)	(0.09)	(0.10)	(0.10)
Deduct: our share of straight line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	0.01	0.01	-	-
Adjusted funds from operations	**$ 1.53**	**$ 1.51**	**$ 1.51**	**$ 1.48**

(1) 2013 represents the annualized amounts for each line item based on the 9 months ended 9/30/2013